THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

PGIM Conservative Allocation Fund

Supplement dated May 7, 2019 to the Currently Effective

Prospectus, Summary Prospectus and Statement of Additional Information

At the special meeting of shareholders of the PGIM Conservative Allocation Fund (“Conservative Allocation Fund”) held on May 7, 2019, shareholders approved the Conservative Allocation Fund’s reorganization into PGIM Balanced Fund (“Balanced Fund”), a series of The Prudential Investment Portfolios, Inc.  Pursuant to the reorganization, the assets and liabilities of the Conservative Allocation Fund will be exchanged for shares of the Balanced Fund, and shareholders of the Conservative Allocation Fund will become shareholders of the Balanced Fund.  Shares of the Balanced Fund to be received by the Conservative Allocation Fund shareholders in the reorganization will be equal in value and of the same share class, and each share class will be subject to the same distribution fees, account maintenance fees, and sales charges, including contingent deferred sales charges, if any, as the Conservative Allocation Fund shares held by such shareholders immediately prior to the reorganization.

The reorganization transaction is expected to be completed as of the close of business on the New York Stock Exchange on or about Friday, June 21, 2019.  In anticipation of the upcoming reorganization, generally the last day for purchases and exchanges into the Conservative Allocation Fund will be trade date Thursday, June 20, 2019.

The Conservative Allocation Fund is expected to distribute its realized capital gains, if any, to its shareholders prior to the closing date. Conservative Allocation Fund shareholders who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution. In addition, it is currently anticipated that all or a substantial portion of the Conservative Allocation Fund’s portfolio securities will be sold and/or redeemed in-kind prior to the closing of the reorganization, and the Conservative Allocation Fund is expected to realize capital gain or loss in connection with those sales. If the Conservative Allocation Fund realizes capital gains, those gains may increase the capital gain distribution paid to shareholders.

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